EXHIBIT 10.16.22



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                          DATED 31ST AUGUST 2005

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                        TARRANT COMPANY LIMITED (1)
                                    AND
                            MARBLE LIMITED (2)
                                    AND
                      TRADE LINK HOLDINGS LIMITED (3)
                              (AS BORROWERS)

                                    AND

             UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                (AS AGENT)

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                       FOURTEENTH DEED OF VARIATION
                                    TO
                   SYNDICATED LETTER OF CREDIT FACILITY

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                           BARLOW LYDE & GILBERT
                SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                          2 QUEEN'S ROAD CENTRAL
                                 HONG KONG

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


THIS DEED OF VARIATION is made the  31st day of  August 2005

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th
         May, 2004, 17th June, 2004, 29th October, 2004, 31st December, 2004, 14th February, 2005, 27th June 2005 and 29th July 2005 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "TERMINATION DATE", and the substitution therefor of the following:

                  --------------------------------------------------------------
                  "`TERMINATION DATE'   31ST OCTOBER,  2005, OR ANY EARLIER DATE
                                        UPON WHICH THE ISSUER MAY (WHETHER ALONE
                                        OR ACTING IN CONJUNCTION  WITH ANY OTHER
                                        BANK  OR  FINANCIAL  INSTITUTION)  ENTER
                                        INTO A CREDIT  FACILITY  AGREEMENT  WITH
                                        THE  BORROWERS IN ORDER TO REFINANCE THE
                                        FACILITY  AND TO  SUPERSEDE  AND REPLACE
                                        THIS AGREEMENT;"
                  --------------------------------------------------------------

       2.1.2 By the deletion in its entirety of Clause 2.1 of the Facility Agreement, and the substitution therefor with the following:

                  "SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE BANKS MAY MAKE AVAILABLE TO THE BORROWERS AN UNCOMMITTED LETTER OF CREDIT FACILITY OF UP TO THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE 1 (OR ITS
                  EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES). THE FACILITY SHALL COMPRISE THE PROVISION OF LETTERS OF CREDIT TO BE ISSUED BY THE ISSUER (SUBJECT TO REIMBURSEMENT BY THE
                  BORROWER AND EACH OF THE BANKS ON THE TERMS SET OUT IN THIS AGREEMENT) IN A MAXIMUM PRINCIPAL AMOUNT NOT EXCEEDING THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE 1 (OR ITS US DOLLAR EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES), PROVIDED ALWAYS THAT THE MAXIMUM AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF ALL LETTERS OF CREDIT CONSTITUTING LETTERS OF CREDIT ISSUED AND IMPORT LOANS GRANTED BY THE ISSUER (BUT EXCLUDING ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER) SHALL NOT EXCEED THE
                  SUB-LIMIT SPECIFIED IN COLUMN 3 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE 1."

       2.1.3 By the deletion in its entirety of Sub-Clause 4.2.1(c) of the Facility Agreement, and the substitution therefor of the following:

                  "(C) IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT WHEN AGGREGATED WITH THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE VALUE OF ALL LETTERS OF CREDIT THEN IN ISSUE WOULD EXCEED THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE 1; OR"

       2.1.4 By the insertion of the following as a new Sub-Clause 4.2.1(d) of the Facility Agreement:

                  "(D) IF THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF ALL LETTERS OF CREDIT CONSTITUTING LETTERS OF CREDIT ISSUED AND IMPORT LOANS GRANTED BY THE ISSUER (BUT EXCLUDING ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER) EXCEEDS THE SUB-LIMIT SPECIFIED IN COLUMN 3 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE 1; AND"

       2.1.5      By the  insertion  of the  following  as a new  Sub-clause
                  4.6.6 of the Facility Agreement:

                  "4.6.6   REPAYMENT     UPON     CHANGES     OF     LIMITS:
                           NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UPON EACH CHANGE OF THE COMMITMENTS OR SUB-LIMITS SPECIFIED IN COLUMNS 2 AND 3 RESPECTIVELY OF SCHEDULE 1 ON THE RELEVANT DATES SPECIFIED IN COLUMN 4 OF SCHEDULE 1, THE BORROWERS SHALL FORTHWITH REPAY TO THE ISSUER SUCH AMOUNTS AS MAY BE NECESSARY TO ENSURE THAT:-

                          (a) THE AGGREGATE FACE VALUE OF ALL LETTERS OF CREDIT THEN IN ISSUE DOES NOT EXCEED THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 4 OF SCHEDULE; AND

                          (b) THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF ALL LETTERS OF CREDIT CONSTITUTING LETTERS OF CREDIT ISSUED AND IMPORT LOANS GRANTED BY THE ISSUER (BUT EXCLUDING ANY DOCUMENTS AGAINST ACCEPTANCE
                                        FINANCED  BY THE  ISSUER)  DOES  NOT
                                        EXCEED THE  SUB-LIMIT  SPECIFIED  IN
                                        COLUMN 3 OF  SCHEDULE  1 DURING  THE
                                        APPLICABLE  PERIOD  SET  OUT  IN THE
                                        CORRESPONDING  ROW  OF  COLUMN  4 OF
                                        SCHEDULE 1."

       2.1.6 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor of the following:

                                "SCHEDULE 1

                           BANKS AND COMMITMENTS

------------------------ -------------- -------------- -------------------------
COLUMN 1: BANK           COLUMN 2:      COLUMN 3:      COLUMN 4:
                         COMMITMENT     SUB-LIMIT      APPLICABLE PERIOD

------------------------ -------------- -------------- -------------------------
UPS CAPITAL GLOBAL TRADE US$15,000,000  US$15,000,000  ON OR BEFORE 31ST AUGUST,
FINANCE CORPORATION                                    2005
------------------------ -------------- -------------- -------------------------
                         US$14,500,000  US$11,500,000  AT ANY TIME ON OR AFTER
                                                       1ST SEPTEMBER, 2005, AND
                                                       BEFORE 1ST OCTOBER, 2005
------------------------ -------------- -------------- -------------------------
                         US$14,000,000  US$11,000,000  AT ANY TIME ON OR AFTER
                                                       1ST OCTOBER, 2005
------------------------ -------------- -------------- -------------------------


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


3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of                )
TARRANT COMPANY LIMITED           )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of                )
MARBLE LIMITED                    )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of                )
TRADE LINK HOLDINGS LIMITED       )
was hereunto affixed              )
in the presence of:               )


/S/ HENRY CHU
----------------------------------
Henry Chu, Director


/S/ CHARLES LAI
----------------------------------
Charles Lai, Director/Secretary

THE AGENT


SIGNED for and on behalf of       )
UPS CAPITAL GLOBAL                )
TRADE FINANCE CORPORATION         )
by:                               )
in the presence of:               )         /S/ John P. Holloway
                                            ------------------------------------
                                                John P. Holloway
                                                Director of Portfolio Management
/S/ KETAK SAMPAT
--------------------------
Ketak Sampat, Witness


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